UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2012

QUADRANT 4 SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

033-42498	65-0254624
(Commission File Number)	(IRS Employer Identification Number)

2850 Golf Road, Suite 405, Rolling Meadows, Illinois, 60008
(Address of principal executive offices)

(732) 798-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2:	FINANCIAL INFORMATION
ITEM 2.02:	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 19, 2012, Quadrant 4 Systems Corporation (the “Company”) published a press release disclosing management’s guidance regarding certain financial information which the Company expects to include in its Annual Report to be filed under Form 10-K for the year ended December 31, 2012 and its Quarterly Report to be filed under Form 10-Q for the first quarter ended March 31, 2012.  The press release is attached as an exhibit to this Current Report.

SECTION 7:	REGULATION FD
ITEM 7.01:	REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1 is a copy of the Company’s press release, dated June 19, 2012, regarding the change in accountants and offering guidance on anticipated reporting of revenues.

The information furnished in this current report under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

Financial statements of business acquired – Not required;

Pro forma financial information – Not required;

Shell Company Transactions – Not required;

Exhibits – The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Quadrant 4 Systems Corporation Press Release dated June 19, 2012 (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	QUADRANT 4 SYSTEMS CORPORATION

June 19, 2012	By:	/s/ Dhru Desai
Dhru Desai
Chief Financial Officer